UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

Altair Engineering Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38263	38-2591828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 E. Big Beaver Road Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 614-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K is being filed by Altair Engineering Inc. (“Altair”) for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Altair with the Securities and Exchange Commission (“SEC”) on December 13, 2018 (the “Original Form 8-K”) in connection with the consummation of the acquisition by Altair of Datawatch Corporation (“Datawatch”). As indicated in the Original Form 8-K, this Amendment No. 1 to Current Report on Form 8-K is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K and Rule 3-05(b) of Regulation S-X that was not previously filed with the Original Form 8-K, as permitted by the rules of the SEC.

Forward-Looking Statements

Information in this Amendment No. 1 to Current Report on Form 8-K, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the integration of Altair Engineering Inc. and Datawatch Corporation, the expected benefits and costs of Altair’s acquisition of Datawatch, Altair’s plans relating to the acquisition, the future financial and accounting impact of the acquisition, and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the acquisition may not materialize as expected, the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect, the failure of Altair to successfully integrate the Datawatch business or realize synergies, conditions in the capital and financial markets, general economic conditions and other risks that are described in Altair’s Annual Report on Form 10-K for the year ended December 31, 2017 and its other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements are being filed as exhibits to this amendment and are incorporated by reference herein:

Exhibit 99.3 — The audited consolidated balance sheet of Datawatch Corporation as of September 30, 2018 and the related consolidated statements of operations, comprehensive loss, shareholders’ equity and cash flows for each of the years in the two-year period ended September 30, 2018, and the related notes, are attached hereto as Exhibit 99.3.

Exhibit 23.1 — The consent of the Independent Auditors of Datawatch Corporation is attached hereto as Exhibit 23.1.

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:

2

Exhibit 99.4 — (i) The unaudited pro forma condensed combined balance sheet which gives effect to the merger as if it had occurred on September 30, 2018; (ii) The related unaudited pro forma condensed combined statements of operations for the nine-month period ended September 30, 2018, and the year ended December 31, 2017, which gives effect to the merger as if it had occurred on January 1, 2017; and (iii) the related notes to such unaudited pro forma condensed combined financial statements.

(d) Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 5, 2018, by and among Altair Engineering Inc., Dallas Merger Sub, Inc. and Datawatch Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company on November 5, 2018)

23.1*	Consent of RSM US LLP

99.1**	Press Release issued by the Company, dated December 13, 2018, announcing the expiration and results of the Offer

99.2**	Press Release issued by the Company, dated December 13, 2018, announcing the consummation of the Merger

99.3*	Audited consolidated balance sheet of Datawatch Corporation as of September 30, 2018 and 2017, and the related consolidated statements of operations, comprehensive loss, shareholders’ equity and cash flows for each of the years in the two-year period ended September 30, 2018, the related notes and the accompanying report of RSM US LLP.

99.4*	Unaudited pro forma condensed combined financial statements and explanatory notes for Altair Engineering Inc. as of September 30, 2018, for the year ended December 31, 2017 and for the nine months ended September 30, 2018.

*	Filed herewith.
**	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No.1 to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR ENGINEERING INC.

Dated: February 22, 2019	By:	/s/ Howard N. Morof
Name: Howard N. Morof
Title: Chief Financial Officer

4